UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No 1.
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2019

CANCER GENETICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGIX	The Nasdaq Capital Market

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Cancer Genetics, Inc. (the “Company”), with the Securities and Exchange Commission (“SEC”) on July 9, 2019 (the “Original Filing”). This Form 8-K/A is being filed solely for the purposes of (i) updating the disclosure required under Item 2.01 and (ii) filing with the SEC proforma financial information under Item 9.01(b) of Form 8-K. This Form 8-K/A does not change any of the other information contained in the Original Filing except as specifically set forth herein. This Form 8-K/A continues to speak as of the date of the Original Filing and we have not updated or amended any disclosures, except as specifically set forth herein, contained in the Original Filing to reflect events that have occurred since the date of the Original Filing.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Cancer Genetics, Inc. (the “Company”) entered into an asset purchase agreement (the “Clinical Agreement”), dated July 5, 2019 by and among the Company and siParadigm, LLC (“siParadigm”), pursuant to which the Company sold to siParadigm certain assets associated with the Company’s clinical laboratory business (the “Clinical Business,” and such assets, the “Designated Assets”), and agreed to cease operating its Clinical Business. The sale of the Designated Assets under the Clinical Agreement to siParadigm was completed on July 8, 2019, when the initial cash consideration to be paid by siParadigm was received by the Company.

Item 9.01 Financial Statements and Exhibits.

(b)    Proforma Financial Information

The Company’s unaudited proforma consolidated statements of operations for the year ended December 31, 2018 and the three months ended March 31, 2019, the unaudited proforma consolidated balance sheet as of March 31, 2019, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(d)    Exhibits

Exhibit Number	Description

99.1
The unaudited proforma consolidated statements of operations for the year ended December 31, 2018 and the three months ended March 31, 2019, the unaudited proforma consolidated balance sheet as of March 31, 2019, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By: /s/ John A. Roberts
Name: John A. Roberts
Title: President and Chief Executive Officer

Date:    July 12, 2019